                                  SCHEDULE 13G

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CUSIP NO. 917920 10 0                                        PAGE 18 OF 19 PAGES
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                                    EXHIBIT 2

                            JOINT FILING AGREEMENT OF
       AMPERSAND SPECIALTY MATERIALS AND CHEMICALS II LIMITED PARTNERSHIP,
      AMPERSAND SPECIALTY MATERIALS AND CHEMICALS III LIMITED PARTNERSHIP,
                 ASMC-II MANAGEMENT COMPANY LIMITED PARTNERSHIP,
                ASMC-III MANAGEMENT COMPANY LIMITED PARTNERSHIP,
                                ASMC-II MCLP LLP,
                              ASMC-III MCLP LLP AND
                               RICHARD A. CHARPIE


         The undersigned persons agree and consent pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, as of the date set forth below, to the joint filing on their behalf of the Schedule 13G/A to which this
Exhibit is attached, in connection with their beneficial ownership of the common stock of V.I. Technologies, Inc. at December 31, 1999 and agree that such statement is filed on behalf of each of them.



AMPERSAND SPECIALTY MATERIALS AND CHEMICALS II LIMITED PARTNERSHIP
By: ASMC-II Management Company Limited Partnership, its General Partner,
By: ASMC-II MCLP LLP, its General Partner,
By: Richard A. Charpie, its Managing General Partner


/s/ Richard A. Charpie
-----------------------------
Richard A. Charpie
Dated:  February 8, 2000

ASMC-II MANAGEMENT COMPANY LIMITED PARTNERSHIP
By: ASMC-II MCLP LLP, its General Partner,
By: Richard A. Charpie, its Managing General Partner


/s/ Richard A. Charpie
-----------------------------
Richard A. Charpie
Dated:  February 8, 2000

ASMC-II MCLP LLP
By: Richard A. Charpie, its Managing General Partner


/s/ Richard A. Charpie
-----------------------------
Richard A. Charpie
Dated:  February 8, 2000

                                  SCHEDULE 13G

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CUSIP NO. 917920 10 0                                        PAGE 19 OF 19 PAGES
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AMPERSAND SPECIALTY MATERIALS AND CHEMICALS III LIMITED PARTNERSHIP
By: ASMC-III Management Company Limited Partnership, its General Partner,
By: ASMC-III MCLP LLP, its General Partner,
By: Richard A. Charpie, its Managing General Partner


/s/ Richard A. Charpie
-----------------------------
Richard A. Charpie
Dated:  February 8, 2000

ASMC-III MANAGEMENT COMPANY LIMITED PARTNERSHIP
By: ASMC-III MCLP LLP, its General Partner,
By: Richard A. Charpie, its Managing General Partner


/s/ Richard A. Charpie
-----------------------------
Richard A. Charpie
Dated:  February 8, 2000

ASMC-III MCLP LLP
By: Richard A. Charpie, its Managing General Partner


/s/ Richard A. Charpie
-----------------------------
Richard A. Charpie
Dated:  February 8, 2000

RICHARD A. CHARPIE


/s/ Richard A. Charpie
-----------------------------
Richard A. Charpie
Dated:  February 8, 2000